UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2024
PORCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 1st Avenue S., Suite 501
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)
(855) 767-2400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On October 25, 2024, the Texas Department of Insurance (“TDI”) approved the application of Porch Group, Inc. (“Porch”) to form and license Porch Insurance Reciprocal Exchange, a new homeowners insurance reciprocal entity to be owned by its policyholder members (“the Reciprocal”). The approval is subject to the completion of customary administrative closing procedures that are expected to conclude this year. To capitalize the Reciprocal, Porch will initially contribute $10 million of cash into the Reciprocal in 2024 in exchange for a surplus note from the Reciprocal.

Porch expects the Reciprocal to acquire its existing homeowners insurance carrier, Homeowners of America Insurance Company (“HOAIC”), on or around January 1, 2025, and commence operations immediately thereafter. As part of this transaction and as consideration for HOAIC, Porch expects to receive an additional surplus note from the Reciprocal equal to an amount to be determined representing the difference between one times HOAIC’s end-of-year surplus, less $49 million (which is the principal amount of a surplus note issued by HOAIC to Porch in 2023. As part of the aforementioned transactions, the Reciprocal will become the sole obligor on such $49 million surplus note.

Porch will operate the Reciprocal through its new wholly owned subsidiary, Porch Risk Management Services LLC (“PRMS”). The services to be provided by PRMS to the Reciprocal include, but are not limited to, all matters related to underwriting, policy renewal, risk management, insurance portfolio management, financial management, and setting investment guidelines. In addition, PRMS will maintain the Reciprocal’s books and records and be responsible for its accounting and financial reporting. In exchange for the services to be provided, PRMS will receive ongoing commissions and policy fees equal to a blended take rate of approximately 20% of the Reciprocal’s gross written premium. The Reciprocal will pay all claims and claims adjustment expenses, reinsurance costs, agency commissions, and taxes and license fees. The Reciprocal will be managed to appropriate risk based capital and surplus levels.

On October 28, 2024, the Company issued a press release announcing regulatory approval of the formation and licensure of the Reciprocal. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although we, Porch Group, Inc., believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, results of operations, or financial condition, are forward-looking statements. These statements may be, but are not always, preceded by, followed by, or include the words “believe,” “estimate,” “expect,” “project,” “forecast,” “may,” “will,” “should,” “seek,” “plan,” “scheduled,” “anticipate,” “intend,” or similar expressions.

Forward-looking statements are not guarantees of performance or occurrence. You should not put undue reliance on these statements which speak only as of the date hereof, and include statements relating to our strategic initiatives, timing of administrative procedures to complete and form the Reciprocal, when the Company will receive final approval to form and license the Reciprocal, if the Company will receive final approval to form and license the Reciprocal, the future sale of HOAIC and receipt of surplus note, ability for the Reciprocal to commence operations, the services Porch through PRMS will provide to the Reciprocal, and fees paid to PRMS for services provided to the Reciprocal. You should understand that the following important factors, among others, could affect our future results and condition and could cause those results, condition or other outcomes to differ materially from those expressed or implied in our forward-looking statements:

•the incidence, frequency, and severity of weather events, extensive wildfires, and other catastrophes, including those occurring during our second quarter;
•economic conditions, especially those affecting the housing, insurance, and financial markets;
•expectations regarding revenue, cost of revenue, operating expenses, and the ability to achieve and maintain future profitability;
•existing and developing federal and state laws and regulations, including with respect to insurance, warranty, privacy, information security, data protection, and taxation, and management’s interpretation of and compliance with such laws and regulations;
•our reinsurance program, which includes the use of a captive reinsurer, the success of which is dependent on a number of factors outside management’s control, along with reliance on reinsurance to protect against loss;
•the possibility that a decline in our share price would result in a negative impact to HOA’s surplus position and may require further financial support to enable HOA to meet applicable regulatory requirements and maintain financial stability rating;
•the uncertainty and significance of the known and unknown effects on our insurance carrier subsidiary, Homeowners of America Insurance Company (“HOA”), and us due to the termination of a reinsurance contract following the fraud committed by Vesttoo Ltd. (“Vesttoo”), including, but not limited to, the outcome of Vesttoo’s

Chapter 11 bankruptcy proceedings; our ability to successfully pursue claims arising out of the fraud, the costs associated with pursuing the claims, and the timeframe associated with any recoveries; HOA's ability to obtain and maintain adequate reinsurance coverage against excess losses; HOA’s ability to stay out of regulatory supervision and maintain its financial stability rating; and HOA’s ability to maintain a healthy surplus;
•uncertainties related to regulatory approval of insurance rates, policy forms, insurance products, license applications, acquisitions of businesses, or strategic initiatives, including the reciprocal exchange restructuring, and other matters within the purview of insurance regulators (including the discount associated with the contributed shares);
•changes in capital requirements, and the ability to access capital when needed to provide statutory surplus;
•our ability to timely repay our outstanding indebtedness;
• the ability of the Company and its affiliates to consummate the sale of HOA to the reciprocal exchange and to commence operations of the reciprocal exchange;
the ability of the Company to successfully operate its businesses alongside a reciprocal exchange;
•the ability of the Company to implement its plans, forecasts and other expectations with respect to the reciprocal exchange business after the completion of the formation and to realize expected synergies and/or convert policyholders from its existing insurance carrier business into policyholders of the reciprocal exchange;
•potential business disruption following the formation of the reciprocal exchange, as well as other risks and important factors detailed in our public filings with the Securities and Exchange Commission; and
•other risks and uncertainties discussed in Part I, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K (“Annual Report”) for the year ended December 31, 2023, and in subsequent reports filed with the Securities and Exchange Commission (“SEC”), all of which are available on the SEC’s website at www.sec.gov.

We caution you that the foregoing list may not contain all of the risks to forward-looking statements made in this Form 8-K.

You should not rely upon forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this Form 8-K primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors, including those described in the reports filed with the SEC and elsewhere in this Form 8-K. We disclaim any obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Matthew Cullen
	Name:	Matthew Cullen
	Title:	General Counsel
Date: October 28, 2024